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                                                                     EXHIBIT 4.1

                         INCORPORATED UNDER THE LAWS OF
                             THE STATE OF TENNESSEE



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                         GREENE COUNTY BANCSHARES, INC.
                             GREENEVILLE, TENNESSEE
                                  COMMON STOCK
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                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                               CUSIP 394361 20 8

THIS CERTIFIES THAT ____________________ IS THE OWNER OF ____________ SHARES OF THE CAPITAL STOCK OF GREENE COUNTY BANCSHARES, INC. transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto affixed at Greeneville, Tennessee.



Dated:
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CHAIRMAN AND CEO                                  SECRETARY


                              SHARES $2.00 PAR EACH




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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UTMA - _______ Custodian ________.
                                                     (Cust.)            (Minor)
TEN ENT  - as tenants by the entireties       under Uniform Transfers to Minors

                                                ------------------------------
JT TEN   - as joint tenants with right of                   (State)
           survivorship and not as tenants
           in common

     Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto


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TAXPAYER IDENTIFYING NUMBER                PLEASE PRINT OR TYPE NAME AND ADDRESS
                                           OF ASSIGNEE

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______________________________________________________ Shares


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TAXPAYER IDENTIFYING NUMBER                PLEASE PRINT OR TYPE NAME AND ADDRESS
                                           OF ASSIGNEE


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______________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_________________________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises

Dated _________________ 20____           ---------------------------------------
                                         Signature(s)

                                         ---------------------------------------
                                         Signature(s)


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NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

IMPORTANT: A NOTARY SEAL IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17AD-15.

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                                    Medallion Signature(s) guarantee: